American Century International Bond Fund

PROSPECTUS SUPPLEMENT

INTERNATIONAL BOND FUND

Supplement dated March 1, 2001 * Prospectus dated May 1, 2000

As of January 1, 2001, American Century Investment Services, Inc. is the sole distributor of the fund.

The following replaces the sixth paragraph on page 15 of the Investor Class prospectus and on page 13 of the Advisor Class prospectus.

You will participate in fund distributions, when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

SH-SPL-23886   0103